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                      METROPOLITAN LIFE INSURANCE COMPANY

                 NEW ENGLAND LIFE RETIREMENT INVESTMENT ACCOUNT

                       Supplement Dated December 15, 2003
                                       to
                          Prospectus Dated May 1, 1988

     This supplement describes a change to the prospectus for the New England Life Retirement Investment Account variable annuity contracts issued by Metropolitan Life Insurance Company (the "Company").

     The 0% assumed interest rate is no longer available. You may select an assumed interest rate of 3.5% or 5%, if allowed by applicable law or regulation.

     Please retain this supplement with your prospectus for your reference. If you have any questions, please Call our Customer Service Team at 1-800-435-4117 or write our Annuity Administrative Office, P.O. Box 14594, Des Moines, IA 50306-3594.

VA-425